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                                                                   Exhibit 10.13

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

    REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 10, 2000, between e-commerce group, Inc., a Nevada company (the "Company"), and S.C. Management Ltd., a Bahamian corporation (the "Investor").

                                   RECITALS:

    WHEREAS, the Investor has executed and delivered a Subscription Agreement, dated as of the date hereof (the "Subscription Agreement"), by and among the Company and the Investor providing for the issuance to the Investor of 300,000 shares (the "Subscription Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"); and

    WHEREAS, the Company has executed and delivered to the Investor an Amended and Restated Convertible Promissory Note, dated as of the date hereof (the "the Convertible Note"), providing for the issuance to the Investor of Units (the "Units") upon conversion of the outstanding principal and accrued interest, each Unit consisting of one share of Common Stock (the "Conversion Shares") and a warrant (the "Warrant") to purchase one share of Common Stock (the "Warrant Shares"); and

    WHEREAS, the Investor has executed and delivered a Consulting Agreement, dated as of the date hereof (the "Consulting Agreement"), by and among the Company and the Investor providing for the issuance to the Investor of options (the "Options") to purchase up to 200,000 shares of Common Stock (the "Option Shares");

    WHEREAS, among the conditions to the consummation of the transactions contemplated by each of the Subscription Agreement, the Convertible Note and the Consulting Agreement is the execution and delivery of a Registration Rights Agreement providing certain registration rights for the Investor; and

    WHEREAS, each of the parties hereto desires to set forth in a single document the registration rights of the Investor relating to the Subscription Shares, the Conversion Shares, the Warrant Shares and the Option Shares (together, the "Shares");

    NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and for other good and valuable consideration the Company and the Investor hereby agree as follows:
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1.  Definitions

    For purposes of this Agreement, the following terms have the meanings indicated below.

    Commission.  The Securities and Exchange Commission or any other federal
    ----------
agency at the time administering the Securities Act.

    Exchange Act.  The Securities Exchange Act of 1934, as amended, and the
    ------------
rules and regulations promulgated thereunder.

    OTCBB. The non-NASDAQ Over the Counter Bulletin Board.
    -----

    Registration statement.  A registration statement filed with the Commission
    ----------------------
under the Securities Act.

    Register, registration and registered.  A registration effected by preparing
    -------------------------------------
and filing a Registration Statement or similar document with the Commission in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

    Registrable Securities.  The Subscription Shares, the Conversion Shares, the
    ----------------------
Warrant Shares and the Option Shares; provided, however, that those Shares as to
                                      --------  -------
which any of the following apply shall cease to be Registrable Securities: (a) a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of under such registration statement; (b) such Shares shall have been transferred pursuant to Rule 144 or any successor rule or provision promulgated under the Securities Act ("Rule 144"); (c) such Shares shall have been transferred by the Investor; or (d) the termination of this Agreement.

    Securities Act.  The Securities Act of 1933, as amended, and the rules and
    --------------
regulations promulgated thereunder.

    Shares. The Subscription Shares, the Conversion Shares, the Warrant Shares
    ------
and the Option Shares and, including, without limitation, Common Stock issued as a stock dividend or pursuant to a stock split.

    2.  Demand Registration Rights

        2.1    Shares

        The Company shall prepare and file with the Commission a registration statement under the Securities Act in such form as is available for such a registration, registering the Shares (the "Share Registration Statement") for resale by the Investor in the United States and shall have same declared effective by the Commission no later than April 30, 2001 (the "Share Registration Deadline"). The date on which the Share Registration Statement is declared effective by the Commission shall be referred to herein as the "Share Effective Date." Subject to Section 5.1(b) herein, the Company shall keep the Subscription Share Registration Statement

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effective pursuant to Rule 415 under the Securities Act at all times until the later of (i) the date as of which the Investor may sell all of the Shares, without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which the Investor shall have sold all the Shares. If the Share Registration Statement is not effective by the Share Registration Deadline, the Company shall be liable to the Investor for damages for the period from May 1, 2001 until the Share Effective Date at a per diem amount equal to $10,000 per day for each of the first 30 days following May 1, 2001; $15,000 per day for each of the next 30 days; and $20,000 per day for each day thereafter.

        2.2    Limitations on Registration Obligation

        The Company's obligations under Section 2.1, shall be subject to the following limitations:

        (a) the Company shall not be obligated to effect more than one registration with respect to the Shares, and

        (b) in the event of an underwritten offering, the Investor shall enter into an underwriting agreement in customary form and shall be entitled to select the managing underwriters; provided, however, that if the Company
                                  --------  -------
participates in the registration pursuant to Section 2.3, it shall be entitled to select the managing underwriters; and provided, further, that each managing
                                         --------  -------
underwriter selected shall be reasonably acceptable to the other party.

        2.3    Inclusion of the Company's Securities in Registration

        The Company, on its own behalf or on the behalf of its securityholders, shall have the right to include any of the Company's securities in any registration initiated by Investor relating to the Registrable Securities pursuant to Section 2.1; provided, however, that if the managing underwriters of
                         --------  -------
such underwritten offering shall advise the Company in writing that, in their judgment, the distribution of all or a specified portion of the securities to be registered on behalf of the Company or securityholders pursuant to this Section
2.3 concurrently with the Registrable Securities being distributed by such underwriters will materially and adversely affect the distribution of such Registrable Securities by such underwriters, then the Company will exclude all or such specified portion of such securities (other than the Registrable Securities) to be registered on behalf of the Company or its securityholders from such underwritten offering and will select, in its sole discretion, the securities (other than the Registrable Securities) to be so excluded from such offering. Notwithstanding the foregoing, the right of the underwriters to exclude Registrable Securities from the registration and underwriting as described above shall be restricted such that all shares that are not Registrable Securities and all shares that are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded.

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

    3.  Incidental Registration

        3.1    Company Registration

        In addition to the rights provided pursuant to Section 2 and subject to the limitations set forth in Section 3.2, if the Company at any time proposes to register any of its Common Stock under the Securities Act (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), whether or not for sale for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to the Investor of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration and, upon the written request of Investor delivered to the Company within 20 days after the Company has given written notice to the Investor pursuant to this Section 3.1, the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investor, to the extent requisite to permit the disposition (in accordance with the intended method thereof specified in such notice from the Company as aforesaid) of the Registrable Securities so to be registered. No rights to registration of the Shares under this Section 3.1 shall be construed to limit any registration required under Section 2. The obligations of the Company under this Section 3.1 may be waived by the Investor.

        3.2    Limitations on Incidental Registration Rights

        The Company's obligations under Section 3.1 shall be subject to the following limitations:

        (a) if, at any time after giving such written notice of its intention to register any of such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Investor and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration;

        (b) if (i) the registration so proposed by the Company (either on behalf of its own account or on behalf of another shareholder) involves a firm commitment underwritten offering and (ii) the managing underwriters of such underwritten offering shall advise the Company in writing that, in their judgment, the distribution of all or a specified portion of such Registrable Securities concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters, then the Company will promptly advise the Investor thereof and may require, by written notice to the Investor accompanying such advice, that all or a specified portion of such Registrable Securities be excluded from such underwritten offering;

        (c) the Company shall not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection

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

with mergers, acquisitions, exchange offers, distributions to its investors, dividend reinvestment plans or stock option or other employee benefit plans; and

        (d) if the registration so proposed by the Company (either on behalf of its own account or on behalf of another shareholder) involves an underwritten offering, the right of the Investor to include any or all of the Registrable Securities in such registration shall be conditioned upon the following: (i) the Investor shall participate in such underwriting and only such Registrable Securities that are to be distributed pursuant to the underwriting shall be included in such registration and (ii) the Investor shall enter into an underwriting agreement in customary form with the underwriter or underwriters.

    4.  Registration Expenses

        The Company will pay in connection with each of the registrations of Registrable Securities effected by the Company pursuant to Section 2 or 3 all expenses incident to the Company's performance of or compliance with Sections 2 and 3 (the "Registration Expenses"), including, without limitation, all registration and filing fees (including filing fees with respect to the Commission and to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey), all printing expenses, all registrars' and transfer agents' fees, and all fees and disbursements of the Company's counsel and independent public accountants. In all cases Registration Expenses shall exclude (a) underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the Investor in all cases, (b) any fees and disbursements of counsel for the Investor, and (c) any fees and disbursements of counsel for any underwriter of any Registrable Securities being registered (other than as described above), including such fees and disbursements of counsel which the parties expect to be paid by the underwriter.

    5.  Registration Procedures

        5.1    The Company's Obligations

        Whenever the Company is required to effect the registration of any Registrable Securities under this Agreement, the Company will as expeditiously as is reasonable:

        (a) prepare and file with the Commission, on any appropriate form, a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective;

        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the expiration of one year after such registration statement first becomes effective or, if sooner, such time as all such Registrable Securities have been disposed of in accordance with the intended method of disposition by the Investor as set forth in such registration statement;

        (c) furnish to the Investor such number of copies of the prospectus and any supplements thereto included in such registration statement (including a preliminary prospectus) and other documents such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

        (d) use commercially reasonable efforts to register or qualify all securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller or underwriter shall reasonably request, and do any and all other acts and things that may be necessary to enable the Investor or underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

        (e) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with the law, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus, as amended or supplemented, will comply with the law; and

        (f) issue to any underwriter to which Investor may sell such Registrable Securities in connection with any such registrations (and to any direct or indirect transferee of any such underwriter or to such holder, if such registered offering is not underwritten) certificates evidencing such Registrable Securities without any legend restricting the transferability of the Registrable Securities.

        5.2    Underwriting Requirements

        If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of the Investor pursuant to a registration requested under Section 2 or 3, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are customarily contained in underwriting agreements relating to securities comparable to the Common Stock and with respect to secondary distributions including, without limitation, opinions of counsel, "cold comfort" letters signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement and indemnities to the effect and to the extent provided in Section 8. The Investor shall also enter into and perform its own obligations under such underwriting agreement.

    6.  Preparation; Reasonable Investigation

    In connection with the preparation and filing of a registration statement registering Registrable Securities under the Securities Act, the Company shall give the Investor and its underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall afford the Investor, underwriters, counsel and accountants reasonable access to the Company's records and personnel.

    7.  Furnish Information

    It is a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Investor furnishes to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as may be reasonably required to effect the registration of its Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

    8.  Indemnification and Contribution

    In the event any Registrable Securities are included in a registration statement under Section 2 or 3:

        (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, the officers, directors, partners, agents and employees of the Investor, any underwriter (as defined in the Securities Act) for the Investor and each person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, incident to any such registration, qualification or compliance, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein. in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company shall pay for any legal or other expenses reasonably incurred by the Investor, officer, director, partner, agent, employee, underwriter or controlling person, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained
                     --------  -------
in this Section 8(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent may not be unreasonably withheld), nor will the Company be liable to the Investor, underwriter or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, underwriter or controlling person; provided, further, that the indemnity
                                   --------  -------
agreement contained in this Section 8(a) with respect to any preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased Common Shares, or any person controlling such underwriter, if a copy of the final prospectus (as then amended or supplemented, if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such shares to such person and if the final prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, claim, damage, liability or expense.

    (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, and each of its officers and directors, , who, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director or officer, may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration, and the Investor shall pay any legal or other expenses reasonably incurred by the Company or any such director or officer, , as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained
                     --------  -------
in this Section 8(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent may not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 8(b)
--------  -------
exceed the net proceeds from the offering received by the Investor upon its sale of Registrable Securities included in the registration.

        (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel (together with appropriate local counsel) with the fees and expenses to be paid by the indemnifying party, if the indemnifying party fails to assume the defense within 20 days following notice of a claim or if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action will not relieve such indemnifying party of any liability to the indemnified party under this Section 8 unless such failure is prejudicial to the indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

    9.  Transferability; Legend

        (a) The rights to cause the Company to register Registrable Securities pursuant to this Agreement may not be assigned by the Investor.

        (b) The Investor understands and agrees that the certificates evidencing the Shares will bear a legend in substantially the following form:

               "The shares represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under the Act or, except as otherwise permitted pursuant to Rule 144 under the Act or another exemption from registration under the Act or an opinion of counsel reasonably satisfactory to the issuer is obtained to the effect that such registration is not required. The Securities are also subject to transfer restrictions as set forth in a [Subscription Agreement] [Convertible Note] [Consulting Agreement] dated August , 2000 and other operative documents entered into in connection therewith, copies of which may be obtained from the issuer."

    10. Termination of Registration Rights

    The registration rights granted pursuant to this Agreement shall terminate at such time as all Registrable Securities may be sold within a three-month period pursuant to Rule 144.

    11. Miscellaneous

        11.1  Amendment and Waivers

        Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor.

        11.2  Notices

        Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or three business days after deposit with an internationally recognized courier service, delivery fees prepaid, and addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided, however, that any notice of change of address shall be deemed effective only upon receipt:

               If to the Company:   302 Regent Street, Suite 401
                                    London W1R 6HHUnited Kingdom

               With a copy to:      Brown Rudnick Freed & Gesmer
                                    29-30 St. James's Street
                                    London SW1A 1HB
                                    United Kingdom
                                    Attn: Colin Buckley

               If to the Investor:  Suite L, King's Court
                                    Nassau, Bahamas

               With a copy to:      Clarke, Wilson, Barristers and Solicitors
                                    800-885 West Georgia Street
                                    Vancouver, B.C.
                                    Canada V6C 3H1
                                    Attn: Bernard Pinsky

        11.3   Governing Law

        This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within such State, excluding the body of law relating to choice of laws, and the federal laws of the United States applicable herein and the parties agree to attorn to the jurisdiction of the courts thereof.

        11.4  Counterparts

        This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together constitute one and the same instrument.

        11.5  Successors and Assigns

        Subject to the restrictions set forth herein, this Agreement will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties.

        11.6  Waiver of Jury Trial

        Each party hereto hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement, the Common Stock or the subject matter hereof. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. This section 11.6 has been fully discussed by each of the parties hereto and these provisions shall not be subject to any exceptions. Each party hereto hereby further warrants and represents that such party has reviewed this waiver with its legal counsel, and that such party knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver shall apply to any subsequent amendments, supplements or modifications to (or assignments of) this Agreement. In the event of litigation, this Agreement may be filed as a written consent to a trial (without a jury) by the court.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

e-commerce group, Inc..             S.C. Management Ltd.


By:                                 By:
   -------------------------           ----------------------------
    Name:                               Name:
    Title:                              Title:

                                   E-commerce/SC Mgt/Registration Rights Act
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